                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                      Mackenzie Investment Management Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                      MACKENZIE INVESTMENT MANAGEMENT INC.


                                NOTICE OF MEETING
                                 PROXY STATEMENT
                                       AND
                         MANAGEMENT INFORMATION CIRCULAR

                                     FOR THE

                           ANNUAL AND SPECIAL MEETING
                                 OF SHAREHOLDERS

                               SEPTEMBER 13, 2001


                              [Ivy Mackenzie Logo]

              NOTICE OF ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS

         NOTICE IS HEREBY GIVEN that the Annual and Special Meeting of Shareholders (the "Meeting") of MACKENZIE INVESTMENT MANAGEMENT INC. (the "Corporation") will be held at the offices of Mackenzie Financial Corporation, 9th floor, 150 Bloor Street West, Toronto, Ontario on Thursday, the 13th day of September, 2001, at 10:00 a.m. (Toronto time) for the following purposes:

1. to receive the audited financial statements of the Corporation for the fiscal year ended March 31, 2001;

2.       to elect directors;

3. to appoint auditors and to authorize the directors to fix the remuneration of the auditors; and

4. to transact any other business which may properly come before the Meeting or any adjournment.


         Generally, only registered shareholders at the close of business on August 8th, 2001 will be entitled to vote at the Meeting. If a shareholder has transferred any Common Stock of the Corporation after that date and the transferee of those shares establishes proper ownership and demands not later than ten days before the Meeting that the transferee's name be included in the list of shareholders entitled to vote at the Meeting, the transferee will be permitted to vote the transferred shares at the Meeting.

         Proxies to be used at the Meeting must be deposited with CIBC Mellon Trust Company, transfer agent of the Corporation, at 320 Bay Street, P.O. Box 1, Toronto, Ontario M5H 4A6 not less than 48 hours before the Meeting.

                  Dated the 20th day of July, 2001.

                                                   By Order of the Board,

                                                   [Neil Lovatt]

                                                   NEIL LOVATT
                                                   Chairman

         WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES.

                         MANAGEMENT INFORMATION CIRCULAR

                               PROXY SOLICITATION

         THIS PROXY STATEMENT AND INFORMATION CIRCULAR (THE "PROXY STATEMENT") IS FURNISHED IN CONNECTION WITH THE SOLICITATION OF PROXIES BY THE BOARD OF DIRECTORS OF MACKENZIE INVESTMENT MANAGEMENT INC. (THE "CORPORATION") FOR USE AT THE ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS (THE "MEETING") TO BE HELD AT THE OFFICES OF MACKENZIE FINANCIAL CORPORATION, 9TH FLOOR, 150 BLOOR STREET WEST, TORONTO, ONTARIO, ON THURSDAY, THE 13TH DAY OF SEPTEMBER, 2001, AT 10:00 A.M. (TORONTO TIME), FOR THE PURPOSES SET OUT IN THE NOTICE. It is expected that the solicitation will be primarily by mail. Proxies may also be solicited personally or by telephone by officers and directors of the Corporation, without additional remuneration. The cost of solicitation will be borne by the Corporation.

         The Corporation's Annual Report containing financial statements for the fiscal year ended March 31, 2001 is being mailed together with this Proxy Statement to all stockholders entitled to vote. All references to dollars in this Proxy Statement are denominated in U.S. currency, unless otherwise specified. It is anticipated that this Proxy Statement and the accompanying Proxy will be first mailed to stockholders on or about August 10, 2001. Except as otherwise stated, the information contained in this Proxy Statement is current to July 20th, 2001.

                          ITEM 1: ELECTION OF DIRECTORS

DIRECTOR NOMINEES

         The present term of office of each director will expire immediately prior to the election of directors at the Meeting. Each of the nominees listed below is proposed to be elected as a director of the Corporation to serve until the next annual meeting of shareholders or until his successor is elected and qualified or until his resignation or removal. In the event that any vacancies occur in the list of director nominees, the proxy nominees will vote such proxies for the election of any other persons nominated by management as directors.

         Of the eight nominees listed below, four (Messrs. Broadfoot, Hunter, Carlson and Lovatt) are officers or employees of the Corporation or its parent company, Mackenzie Financial Corporation ("MFC"), and are therefore considered to be "related" to management of the Corporation. In addition, Mr. Mostoff, as a partner of legal counsel, Dechert, is considered to be a "related" director due to the law firm's business interest and relationship with the Corporation. The remaining three nominees qualify as "unrelated directors" within the meaning of that term in The Toronto Stock Exchange

Guidelines for Improved Corporate Governance in Canada (the "TSE Guidelines"). The TSE Guidelines define an "unrelated director" as a director who is independent of management and is free from any interest and any business or other relationship which could, or could reasonably be perceived to, materially interfere with the director's ability to act in the best interests of the Corporation, other than interests and relationships arising from shareholdings.

OCCUPATIONS OF DIRECTORS


                                                                                     Common Stock of the
                                                                                     Corporation Beneficially
                                                                                     Owned, Directly or
Name, Age and                                                        Period of       Indirectly, Controlled or
Municipality of             Present Principal Occupation             Service as      Directed, or Granted
Residence                   and Positions With the Corporation       a Director      Under Stock Option
----------------            ----------------------------------       ----------      --------------------------
James W. Broadfoot III      Senior Vice-President;                   Since 1995      44,000
Boca Raton, Florida         Director                                                 196,000 (stock options)
Age 58

Keith J. Carlson            President, Chief Executive Officer;      Since 1999      20,000
Coral Springs, Florida      Director                                                 365,000 (stock options)
Age 45

Alan J. Dilworth(1)         President, Alan J. Dilworth              Since 1996      2,000
Toronto, Ontario            Consulting, Inc.;
Age 70                      Director

James L. Hunter             President and                            Since 1994      23,000
Islington, Ontario          Chief Executive Officer of MFC;
Age 49                      Director

Neil Lovatt                 Chairman and Director;                   Since 1994      200
Unionville, Ontario         Vice-Chairman of MFC                                     40,000 (stock options)
Age 60

Alasdair J. McKichan(1,2)   Chief Executive Officer,                 Since 1994      2,000
Campbellville, Ontario      McKichan Associates Inc.;
Age 70                      Director

Allan S. Mostoff(2)         Partner, Dechert;                        Since 1998      nil
Falls Church, Virginia      Director
Age 68

Michael R. Peers(1,2)       Director                                 Since 1996      4,000
Sanibel, Florida
Age 71



1        Member of the Audit, Finance and Risk Committee of the Board.
2        Member of the Human Resources and Corporate Governance Committee of the
         Board.

         JAMES W. BROADFOOT III. Mr. Broadfoot has been a Director since June 1995. He has been Senior Vice President and Portfolio Manager since August 1990. Mr. Broadfoot has also served as President of Ivy Management, Inc. ("IMI") since October 1997. He has been a director of Ivy Mackenzie Distributors, Inc. ("IMDI") and a director of Ivy Mackenzie Services Corp. ("IMSC") since January 2001. He has served as President and Interested Trustee of Ivy Fund since July 1999. Prior thereto, he served as Vice President of Ivy Fund since June 1996.

         KEITH J. CARLSON. Mr. Carlson has been President and Chief Executive Officer, and Director since July 1999. Prior thereto, he served as Executive Vice President and Chief Operating Officer from December 1997 to July 1999, Senior Vice President from August 1989 to December 1997 and Director from April 1985 to October 1996. Mr. Carlson has been a Director of IMDI since June 1993 and President and Chief Executive Officer of IMDI since December 1994. He has been a Director of IMI since November 1992, Chairman since January 1992 and Senior Vice President of IMI since January 1992. He has served as Chairman and Director of IMSC since June 1993. He also served as President of IMSC from June 1993 to February 1996 and from February 2001 to the present. In addition, Mr. Carlson has been Chairman and Trustee of Ivy Fund since July 1999. Prior thereto, he served as President of Ivy Fund since December 1996.

         ALAN J. DILWORTH. Mr. Dilworth has been a Director since December 1996. He has served as President of Alan J. Dilworth Consulting, Inc. from September 1995 to present. Prior thereto, he was a Partner and Senior Counsel at Deloitte & Touche, Chartered Accountants, from 1993 to 1995. He was a Director of MFC from January 1999 to June 2001. He has been a Director of Investors Group Inc. since April 2001. He has also served as Director and Chairman of St. Michael's Hospital (Toronto) Research Institute since 1994, Director and Chairman of St. Michael's Hospital Crown Foundation since December 1996, and Director and Secretary of Mary Centre of the Archdiocese of Toronto since June 1996.

         JAMES L. HUNTER. Mr. Hunter has served as a Director since September 1994. He was Chairman from 1995 to March 1997. Mr. Hunter has been Director, President and Chief Executive Officer, MFC, since 1997. Prior to that, he was Executive Vice President and Chief Operating Officer from October 1994 to January 1997. Prior thereto, Chief Financial Officer and Senior Vice President from September 1992 to October 1994. He has been a Director of Investors Group Inc. since April 2001. He has been Director and Chairman of Cundill Funds Inc. since September 1998, Director and Chairman of Execuhold Investment Ltd. since March 1992, Director of IMI since August 1994, Director and Chairman of Mackenzie M.E.F. Management Inc. since August 1994, Director and Chairman of M.R.S. Securities Services Inc. since June 1996, Director and Chairman of M.R.S. Trust Co. since September 1993, and Director and Chairman of Multiple Retirement Services Inc. since March 1993.

         NEIL LOVATT. Mr. Lovatt has been Chairman since March 1997 and a Director since September 1994. He has been Vice-Chairman of MFC since October 1994.

         ALASDAIR J. McKICHAN. Mr. McKichan has been a Director since November 1994. He has been an Associate of KPMG since February 1995. He has served as CEO of McKichan Associates since December 1994. Mr. McKichan has been a Director of MFC since 1994.

         ALLAN S. MOSTOFF, ESQ. Mr. Mostoff has been a Director since December 1998. Mr. Mostoff has been a Partner of Dechert since March 1976.

         MICHAEL R. PEERS. Mr. Peers has been a Director since October 1996. He was a Director of Ivy Fund from 1972 to 1996. Prior to that, he was Chairman of Ivy Fund from 1974 to December 1996. He also served as Chairman and Principal of IMI from 1980 to 1992. He has been a Governor of Cundill Funds (Board of Governors) since September 1998.

         The Corporation does not have an executive committee of its Board of Directors. Each of the above nominees was elected to his present term of office by a vote of shareholders of the Corporation at a meeting, the notice of which was accompanied by a management information circular.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL OF THE LISTED NOMINEES.


BOARD OF DIRECTORS' MEETINGS AND COMMITTEES OF THE BOARD

         The Board of Directors of the Corporation held five meetings during the fiscal year ended March 31, 2001. Each of the directors attended at least 75% of the aggregate of all meetings of the Board of Directors and of all committees of the Board of Directors on which he then served during fiscal 2001.

         The Board of Directors has final responsibility for stewardship of the Corporation. In supervising the business and affairs of the Corporation, the Board will address the key areas of responsibility designated in the TSE Guidelines, including:

         o        the strategic planning process;
         o the identification of principal risks to the Corporation's business;
         o the provision for appropriate succession planning arrangements for management of the Corporation;

         o        the communications policy; and
         o the requirement to confirm the integrity of the Corporation's internal control and management information systems.

         As part of its governance role, the Board has delegated initial responsibility for review of several of these functions to two permanent committees of the Board whose mandates respond to the TSE Guidelines. The two committees are named the AUDIT, FINANCE AND RISK COMMITTEE (THE "AFR COMMITTEE") which held five meetings in fiscal 2001, and the HUMAN RESOURCES AND CORPORATE GOVERNANCE COMMITTEE (THE "HRCG COMMITTEE") which held four meetings in fiscal 2001. The Board does not currently have a standing nominating committee.

         The AFR COMMITTEE is comprised of three unrelated directors (Alan J. Dilworth, Alasdair J. McKichan and Michael R. Peers). The Committee's responsibilities include the initial review of the Corporation's annual audited consolidated financial statements prior to consideration of those statements by the full Board of Directors. The Committee approves the scope of audit activities proposed each year to be conducted by independent auditors and it reviews reports received from the auditors. It also reviews reports related to the Corporation's internal control and management information systems and recommends to the Board of Directors the appointment of independent auditors and approval of the fees of the auditors. It further reviews changes in accounting policies for recommendation to the Board of Directors for approval.

         The AFR Committee also has responsibility for reviewing all registration statements and prospectuses pertaining to the issuance of securities of the Corporation. This Committee has assumed preliminary responsibility for the identification of principal financial risks to the Corporation's business operations and ensuring that management has implemented prudent risk management systems to achieve a proper balance between the risks incurred and the potential returns to the Corporation's shareholders. The AFR Committee has adopted a written charter setting out the related functions the AFR Committee is to perform. A copy of the AFR Committee's charter is included with this Proxy Statement as Exhibit A.

         The HRCG COMMITTEE has responsibility for review and approval of all human resource and compensation policies proposed by management of the Corporation, and for the making of recommendations to the full Board of Directors where appropriate in relation to those policies. The HRCG Committee's Report on Executive Compensation appears at page 16 of this Proxy Statement.

         The HRCG Committee also has responsibility for development of appropriate policies relating to corporate governance matters generally, and specifically with reference to the corporate governance guidelines contained in the TSE Guidelines. The HRCG Committee's Report on Compliance with the TSE Guidelines appears below.

CORPORATE GOVERNANCE PRACTICES

         The Corporation was incorporated under the laws of the State of Delaware by certificate of incorporation dated April 18, 1985 and its common stock, U.S. $0.01 par value per share, (the "Common Stock") is listed on The Toronto Stock Exchange (the "TSE"). The current bylaws of the TSE require every TSE listed company incorporated under the laws of Canada or any province to disclose to shareholders, on an annual basis, its corporate governance practices. That statement of corporate governance practices must indicate whether the company complies with the guidelines for effective corporate governance contained in the TSE Guidelines and, if not, the reasons for the differing practices.

         The Board of Directors and management of the Corporation endorse the concept of effective corporate governance to ensure enduring shareholder value. The TSE Guidelines, the indication of compliance and the Corporation's current corporate governance practices are summarized below.


TSE Guideline                                        Comply       Corporation's Practices
-------------                                        ------       -----------------------
1. Board should be responsible for                     Yes        The role of the Board to  manage or  supervise
stewardship of the company, including:                            the  business  and affairs of the  Corporation
                                                                  is prescribed by law and the Corporation's bylaws. The
                                                                  Board meets at least 4 times per year and more
                                                                  frequently as required by specific business. While overall responsibility for corporate governance issues ultimately
                                                                  rests with the full Board, initial responsibility for
                                                                  review of specific elements of the corporate governance program have been delegated to the AFR Committee and the HRCG
                                                                  Committee, as noted below.

      a) adoption of strategic planning                Yes        The HRCG Committee has specified a process whereby management
process;                                                          will submit a full strategic planning report to the Board at least every three years, with interim updates annually or
                                                                  more frequently if required by specific events.

      b) identification of principal                   Yes        The mandate of the AFR Committee includes identification of
risks and implementation of risk                                  principal financial risks and responsibility to ensure the
management systems;                                               implementation of appropriate risk management systems.

      c) succession planning and                       Yes        The HRCG Committee mandate includes a broad range of human
monitoring senior management;                                     resource issues, including succession planning and monitoring of performance of senior management.

      d) communications policy;                        Yes        The HRCG Committee mandate includes review of communications policies for internaland external communication of material information to comply with public company timely disclosure and reporting standards.

      e) integrity of internal control                 Yes        The AFR Committee mandate includes review of the internal
and management information systems.                               control and management information systems.



TSE Guideline                                        Comply       Corporation's Practices
-------------                                        ------       -----------------------
2. Majority of directors should be                     No         Of the 8 directors of the Corporation, 3 directors qualify
"unrelated".                                                      as "unrelated" under the TSE Guidelines. MFC, a Toronto-based investment counsel and mutual fund management company,
                                                                  continues to hold 85.3% of the outstanding Common Stock
                                                                  of the Corporation and has designated four director
                                                                  nominees for the Board (See "Election of Directors" in
                                                                  this Proxy Statement).

3. Disclosure of how the "unrelated"                   Yes        None of the 3 unrelated directors are employed by the
response was reached.                                             Corporation, have a material contract with the
                                                                  Corporation or receive remuneration other than usual
                                                                  director compensation.

4. (a) Appoint a committee responsible                 Yes        The mandate of the HRCG Committee includes responsibility
for appointment/assessment of directors;                          for nomination of new directors and  assessment of the
                                                                  contribution of existing directors.

   (b) Composed exclusively of                         Yes        The HRCG Committee is comprised of 3 directors -- Mr. Peers
non-management directors, the majority                            (Chairman of the Committee),  Mr. Mostoff and Mr. McKichan,
of whom are unrelated.                                            of which 2 of the 3 are unrelated directors.

5. Implement a process for assessing                   Yes        The mandate of the HRCG  Committee  includes a procedure for
effectiveness of the Board, committees                            assessing the effectiveness of the Board, each
and directors.                                                    Committee and the individual directors.

6. Provide orientation and education                   Yes        The HRCG Committee oversees the orientation of new directors to
programs for new directors.                                       the strategic goals, detailed business plans, operating
                                                                  units and the board/committee policies relevant to
                                                                  their role as directors.

7. Consider reducing size of the Board,                Yes        This TSE Guideline was intended for companies with very large
where appropriate.                                                boards where the size of the board may lessen its effectiveness.
                                                                  The Board has determined that its current size is appropriate for the nature and extent of the Corporation's business
                                                                  activities.


TSE Guideline                                        Comply       Corporation's Practices
-------------                                        ------       -----------------------
8. Review compensation of directors in                 Yes        The HRCG Committee regularly reviews the basic compensation,
light of risks and responsibilities.                              committee compensation and any extraordinary remuneration
                                                                  payable to directors to ensure it is appropriate in
                                                                  relation to duties, risks and responsibilities.

9. (a) Committees should generally be                  Yes        Of the 6 directors who serve on the two Board committees,
comprised of non-management directors.                            one is a representative considered to be related to management in his capacity as a partner of the Company's legal counsel:
                                                                  (Mr. Mostoff). The chairman of each committee is an unrelated director (Messrs. Dilworth - AFR Committee and Peers - HRCG
                                                                  Committee).

   (b) Majority of committee members                   Yes        All members of the AFR Committee are unrelated and 2
should be unrelated.                                              of the 3 members of the HRCG Committee are unrelated.

10. Appoint a committee responsible for                Yes        The HRCG Committee mandate includes primary responsibility for
the approach to corporate governance                              development of corporate governance policies, generally, and
issues.                                                           specifically with reference to the TSE Guidelines.

11. (a) Define limits to  management's                 Yes        Management's responsibilities are generally limited  to the
responsibilities, including mandates for                          day-to-day operation of the Corporation's business, within the parameters set by the Board through the strategic planning
    (i) the Board;                                                process and the annual business plan objectives. There is no specific mandate for the Board, because the Board has plenary power. Any responsibility not delegated to management or
                                                                  a committee of the Board remains with the full Board.

    (ii) the CEO;                                      Yes        The HRCG Committee has responsibility to develop limits to management's responsibilities, including development of
                                                                  mandates for the Chairman of the Board and the Chief
                                                                  Executive Officer of the Corporation.



TSE Guideline                                        Comply       Corporation's Practices
-------------                                        ------       -----------------------
    (b) Board should approve the                       Yes        The CEO's corporate objectives are reviewed by the full
CEO's corporate objectives.                                       Board on an annual basis, as part of the Corporation's
                                                                  annual business plan.

12. Establish structures and procedures                Yes        The Board does not participate in day-to-day management of
to enable the Board to function                                   the Corporation, but is encouraged to question, scrutinize and
independently of management.                                      actively review management's programs. The unrelated
                                                                  directors will meet independently of management at least once a year to exchange views and assess the performance
                                                                  of management. The HRCG Committee is responsible for
                                                                  monitoring the relationship between the Board and management and directors may discuss matters relevant to that
                                                                  relationship with the Chairman of the Committee.

13. (a) Establish an audit committee                   Yes        The AFR Committee's mandate includes:
with a specifically defined mandate;
                                                                  o    reviewing the Corporation's annual audited financial
                                                                       statements;
                                                                  o    determining scope of audit activities by external auditors and reviewing auditor reports and management letters;
                                                                  o    reviewing internal controls and management information
                                                                       systems;
                                                                  o    recommending appointment of external auditors and their
                                                                       remuneration; and
                                                                  o    identifying principal financial risks to the Corporation's business and reviewing risk management systems for proper
                                                                       balance between risks incurred and potential returns.

    (b) All members should be                          Yes        All members of the AFR Committee are unrelated directors.
non-management.

14. Implement a system to enable                       Yes        Any director, upon notification to the Chairman, is authorized
individual directors to engage outside                            to retain outside consultants at the expense of the
advisers, at the Corporation's expense.                           Corporation where considered necessary by the director for the proper fulfillment of his responsibilities as a director.



SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The Corporation is a majority-owned subsidiary of MFC. As of March 31, 2001, MFC holds 85.31% of the issued and outstanding Common Stock of the Corporation. As of April 20, 2001, Investors Group Inc. ("Investors Group"), a leading Canadian financial services organization acquired, through a takeover bid, 98.2% of the outstanding shares of MFC. Investors Group extended the expiry time of its bid to April 30, 2001 to facilitate the purchase of the remaining commons shares of MFC. Effective April 30, 2001 Investors Group filed notice of its intention to exercise it right under Part XV of the Business Corporation Act (Ontario) to acquire common shares not purchased by it under the bid which will permit them to take MFC private.

         The following table sets forth, as of March 31, 2001, certain information as to holdings of the Corporation's Common Stock by each person or group that is known to the Corporation to be the beneficial owner of more than 5% of the outstanding Common Stock.


                                            Name and Address of         Amount and Nature of
       Title of Class                        Beneficial Amount          Beneficial Ownership               Percent of Class
       --------------                       -------------------         --------------------               ----------------

Greater than 5% Ownership Common              Mackenzie Financial          15,987,910(1)                       85.31%
Stock, $.01 par value per share              Corporation, ATTN: Mr.
                                             James T. Dryburgh C.A.
                                            Senior Vice President &
                                             CFO, 150 Bloor Street
                                                West, Suite 400
                                              Toronto, Ontario M5S
                                                 2X9 Canada

Greater than 5% Ownership Common
Stock, $.01 par value per share              Canadian Depository            2,552,685(2)                       13.62%
                                            For Securities Ltd. 25
                                              The Esplanade Box
                                            1038 Station A Toronto,
                                                   Ontario


(1)      All shares are owned of record and beneficially.

(2) The entity set forth above is the shareholder of record (for the benefit of its customers) and may be deemed to be the beneficial owner of certain of the shares listed for certain purposes under the securities laws, although it generally does not have an economic interest in these shares and would ordinarly disclaim any beneficial ownership therein.

         The following table sets forth, as of July 20, 2001, certain information as to the holdings of the Corporation by (i) each director of the Corporation, (ii) each executive officer named in the Summary Compensation Table on page 14, and (iii) all directors and officers of the Corporation as a group.



                                                               Amount and Nature of
                                                               Beneficial Ownership
        Title of Class         Name of Beneficial Owner        Common Stock/Options     Percent of Class
        --------------         ------------------------        --------------------     ----------------
Common Stock / Stock Options   Keith J. Carlson                   20,000 /365,000              *

Common Stock / Stock Options   James W. Broadfoot III             44,000 /196,000              *

Common Stock / Stock Options   Sheridan P. Reilly                115,000 /107,000              *

Common Stock / Stock Options   Thomas H. Bivin                         0 / 67,000              *

Common Stock / Stock Options   Paul P. Baran                           0 / 89,000              *

Common Stock / Stock Options   All Directors & Officers          210,200 /844,000           1.12%
                               as a group (11 persons)

*        Represent less than 1%


         There are no arrangements known to the Corporation, including any pledge by any person of the securities of the Corporation or MFC, the operation of which may at a subsequent date result in a change in control of the Corporation.

COMPENSATION AND OTHER INFORMATION CONCERNING DIRECTORS AND OFFICERS

SUMMARY OF COMPENSATION

         Applicable securities regulation requires detailed disclosure of the compensation of the chief executive officer and the four most highly compensated officers other than the chief executive officer (the "Named Executive Officers") to be set out in this Proxy Statement. The following table sets forth the annual and long-term compensation paid to the Named Executive Officers for the fiscal years ended March 31, 2001, 2000 and 1999:

                           SUMMARY COMPENSATION TABLE



                                                                                                Securities
                                                                                                Underlying
                                                           Annual Compensation                Options/SARs(1)
                                               ------------------------------------------     ---------------
                                                                             Other Annual                          All Other
Name and Principal             Fiscal          Salary           Bonus        Compensation        Options         Compensation
Position                        Year           (U.S.$)         (U.S.$)        (U.S.$)(2)           (#)                ($)
------------------             -----           ------        ------------    ------------         ------         ------------
Keith J. Carlson                2001          400,000          235,000               --           325,000               --
President and CEO               2000          350,000          400,000               --           325,000               --
                                1999          250,000          188,000               --           127,000               --

James W. Broadfoot III          2001          400,000          200,000               --           171,000               --
Senior Vice-President           2000          325,000          750,000               --           171,000               --
                                1999          250,000          245,406               --           141,000               --

Sheridan P. Reilly              2001          366,667          847,917               --            77,000               --
Vice-President                  2000               --               --               --                --               --
                                1999               --               --                --               --               --

Thomas H. Bivin 3               2001          225,000          125,000               --            58,000               --
Vice-President                  2000          124,455          150,000           32,495            58,000               --
                                1999           75,000           37,148          122,098            19,500*              --

Paul P. Baran                   2001          250,000          150,000               --            69,000               --
Vice-President                  2000          206,250          250,000               --            69,000               --
                                1999          123,452           92,688               --            46,000               --


1 Stock options reflect the aggregate amounts outstanding at the end of each fiscal year.
2 As permitted by applicable securities regulation, perquisites and other personal benefits which do not exceed the lesser of $50,000 and 10% of the total of the annual salary and bonus for any of the named executive officers have not been disclosed.
3 Other annual compensation represents commissions paid on the sale of mutual funds.
* A lapse in Mr. Bivin's service to the Corporation from April 30, 1999 to August 29, 1999 resulted in the termination of these options in accordance with the Corporation's Stock Option Plan.

STOCK OPTION GRANTS

         During the fiscal year ended March 31, 2001, grants of options to purchase 77,000 shares of the Corporation's Common Stock were issued to a Named Executive Officer. The options were granted on May 1, 2000 at an exercise price of $8.25 (Canadian) $5.57 (U.S.) per share, being the share price at the close of trading on April 28, 2000.

STOCK OPTION GRANTS IN LAST FISCAL YEAR

                                                                                          Potential Realizable Value
                                    Percent    Option     Market Price                 --------------------------------
                  Options           of Total   Price      on Grant Date   Expiration               5%*           10%*
Name              Granted           Granted    U.S. $     U.S. $          Date            0%*      U.S.$         U.S.$
----              -------           --------   ------     -------------   ----------   ---------   --------      ------
Keith J.             0                   0%      na            na             na           na         na           na
Carlson

James W.             0                   0%      na            na             na           na         na           na
Broadfoot III

Sheridan P.        77,000            76.24%     $5.57        $5.57         5/1/2005        $0      $118,494     $261,842
Reilly

Thomas H.            0                   0%      na            na             na           na         na           na
Bivin

Paul P.              0                   0%      na            na             na           na         na           na
Baran



*The potential realizable value of each grant of options, assuming that the market price of the underlying security appreciates in value from the date of grant to the end of the option term at the above-stated annualized rates.

EXERCISE OF STOCK OPTIONS

         The following table contains details of the shares acquired on: (i) the exercise of options by the Named Executive Officers during the most recent fiscal year; (ii) the value realized from the exercise of those options; (iii) the unexercised options at March 31, 2001; and (iv) the financial year-end value of options previously granted to the Named Executive Officers, but which have not yet been exercised:

AGGREGATED OPTIONS EXERCISED
DURING THE MOST RECENTLY COMPLETED FINANCIAL YEAR AND
FINANCIAL YEAR-END OPTION VALUES


                                                                                                     Value of
                                                                            Number of               Unexercised
                                                                           Unexercised             In-the-Money
                                                                        Options at Fiscal        Options at Fiscal
                                     Shares              Value              Year-end             Year-end (U.S.$)
                                   Acquired on         Realized         (#) Exercisable/           Exercisable/
Name                              Exercise (#)          (U.S.$)          Unexercisable*           Unexercisable*
----                              ------------          -------          --------------           --------------
Keith J. Carlson                       0                   0             127,500/197,500          $12,650/$89,425

James W. Broadfoot III                 0                   0              141,000/30,000                $9,660/$0

Sheridan P. Reilly                     0                   0                    0/77,000                    $0/$0

Thomas H. Bivin                        0                   0                    0/58,000               $0/$25,550

Paul P. Baran                          0                   0               46,000/23,000                $7,360/$0


* Effective April 20, 2001, all options granted prior to the change in control of MFC pursuant to the Corporation's 1994 Stock Option Plan, as amended, have become fully vested and exercisable.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The members of the Corporation's HRCG Committee for the fiscal year ended March 31, 2001 were Michael R. Peers (Chairman), Allan S. Mostoff, and Alasdair J. McKichan. Two of the three members of the HRCG Committee for the fiscal year ended March 31, 2001 were unrelated directors. There were no interlocking relationships during the fiscal year ended March 31, 2001 between companies with which the members of the HRCG Committee are associated as employees and the Corporation.

REPORT ON EXECUTIVE COMPENSATION

         The Corporation's executive compensation program is administered by the HRCG Committee. The HRCG Committee has, as part of its mandate, primary responsibility for making recommendations for approval by the Board of Directors with respect to the total compensation, including benefits, of executive officers of the Corporation. The HRCG Committee also reviews and recommends to the Board the appointment and compensation of new officers at the Vice-President level and higher, evaluates the performance of the Corporation's executive officers, reviews the design and competitiveness of the Corporation's overall compensation plan, and sets appropriate guidelines for management development and succession planning.

EXECUTIVE COMPENSATION PROGRAM

         The Corporation's executive compensation program is based on a pay-for-performance philosophy. The program is designed to encourage, compensate and reward executives on the basis of individual and corporate performance, both short and long term, while ensuring that their compensation is directly tied to increasing shareholder value. Age, seniority and title are less important than contribution in determining compensation.

         Compensation for each of the executive officers consists of a base salary, plus incentive compensation in the form of an annual bonus and a longer term incentive in the form of stock options. Incentive compensation is directly tied to corporate and individual performance. Share ownership opportunities through the Corporation's stock option plan are provided to align the interest of executive officers with the longer term interests of shareholders.

BASE SALARY

         The President of the Corporation with the assistance of senior management prepares recommendations for the HRCG Committee with respect to the base salary and incentive compensation to be paid to the President (Chief Executive Officer), Senior Vice Presidents and Vice Presidents. After appropriate study and discussion, the HRCG Committee's recommendations for base salary for the executive officers are then submitted to the Board of Directors of the Corporation for approval.

         The base salaries of the executive officers of the Corporation are reviewed on an annual basis. Salaries are determined by evaluating factors, which include measurement of performance against certain stated business objectives, level of responsibility and experience. The objective of the Corporation is to ensure that the salary levels of the executive officers fall between the 60th percentile to the 75th percentile, approximately, of the salary levels of executive officers of comparably sized U.S. financial investment management companies.

ANNUAL BONUS

         The aggregate amount available for payment of the annual bonus will vary with the degree to which targeted individual and corporate performance was achieved for the year.

         Achievement of corporate objectives set annually (such as after-tax return on equity, net fund sales, investment performance, product development, cash flow and strategic initiatives) becomes the major factor at the executive officer level. The balance of the bonus is determined by individual performance. Executive officers and investment management officers each have the potential to earn a bonus which may exceed their base salary if they have made an outstanding contribution to the Corporation on both an individual and corporate performance basis in that fiscal year.

         The corporate objectives for the 2001 fiscal year included a 15% after-tax return on equity target for the Corporation, increase gross sales to $1.150 billion and achievement of certain fund performance targets. The 15% after-tax return on equity objective was not met, but the majority of the individual performance objectives were achieved. The gross sales objective was not achieved and fund performance objectives were achieved to levels below maximum targets.

STOCK OPTIONS

         An important component of the compensation package for rewarding long-term corporate performance is the Corporation's stock option plan. The option plan is administered by the HRCG Committee, which reports its recommendations to the Board of Directors of the Corporation for specific option grants. Options shall constitute either "incentive stock options", within the meaning of Section 422 of the U.S. Internal Revenue Code of 1986, as amended, (the "Code") or "non-incentive stock options", as determined by the HRCG Committee.

         Options may be granted only to full-time employees of the Corporation, its subsidiaries and MFC. As at March 31, 2001, approximately 24 employees of the Corporation held unexercised options. The aggregate number of shares reserved for issuance to any single eligible employee under the option plan cannot exceed 5% of the number of outstanding shares of the Corporation.

         The exercise price for each share of Common Stock to be purchased on the exercise of the option is the last reported closing price on the TSE on the last trading day prior to the grant of the option. If there was no closing price on that date the exercise price will be the mean of the high and low trading prices for each of the five trading days before the date of the grant of the option. The exercise price must be paid in full at the time of exercise of the option.

         Non-incentive options will expire not more than five years, and incentive options not more than ten years, from the date of grant. The stock option plan will terminate, in any event, ten years from the date of adoption by the Board of Directors. The date of adoption of the Corporation's stock option plan by the Board of Directors is August 31, 1994.

         Options are not assignable. Upon termination of employment of a person to whom an option has been granted, other than by reason of the person's death or disability, each option held by the person may be exercised (if otherwise exercisable) until the earliest of

(i) the end of the ninety-day period immediately following the date of the termination of employment; (ii) the expiration of the term specified in the option; or (iii) such earlier time as may be determined by the HRCG Committee at the time of granting the option.

         Upon a change in control of the Corporation or MFC, all options that are unexercised and outstanding shall, at the discretion of the Board of Directors, either (a) become immediately and fully vested and exercisable, or
(b) be canceled in exchange for a cash payment in an amount equal to the excess, if any, of the fair market value of the common stock underlying the option as of the date of the change in control over the exercise price of such option.

PROFIT SHARING PLAN

         The Corporation maintains a Section 401(k) Plan under which all eligible full-time employees may participate. The Corporation contributed to a trust 100% of the first 6% of salary that each employee contributed to this
Section 401(k) Plan during the fiscal year ended March 31, 2001. Participants are, at all times, fully vested in their contributions, and the Corporation's contributions become fully vested to the participants after six years of continued employment. Additionally, on an annual basis, the Board of Directors of the Corporation may vote to make an additional contribution to this Section 401(k) Plan.

SUMMARY

         The compensation of executive officers for fiscal 2001 reflects the achievement of certain corporate and individual objectives, within compensation policies of the Corporation stated above. The compensation awarded recognizes the corporate performance during the last fiscal year, and the sustained personal efforts made in that year and prior years. The straightforward structure of the Corporation's compensation package will help ensure that all officers and employees continue to perform to the highest standards in the years ahead.

                                 The foregoing report has been furnished by Michael R. Peers (Chairman)
                                 Allan S. Mostoff
                                 and Alasdair J. McKichan
                                 dated July 20, 2001.


EMPLOYMENT CONTRACTS

         On March 31, 2000, the Corporation entered into an employment agreement with Mr. Sheridan Reilly whereby Mr. Reilly agreed to serve as Vice President and Chief

Investment Officer - International Equities for an annual compensation of not less than $1,325,000.

         Mr. Reilly was also granted shares of the Corporation's Common Stock effective May 1, 2000 (the "Grant Date") pursuant to a Stock Grant Agreement. In accordance with the terms of the Stock Grant Agreement, the shares shall vest as follows: 25% of the shares shall become vested upon the first anniversary of the Grant Date, 25% of the shares shall become vested upon the second anniversary of the Grant Date, and 50% of the shares shall become vested upon the third anniversary of the Grant Date, provided that Mr. Reilly continues to be employed by the Corporation on each of said dates. In the event that Mr. Reilly's employment with the Corporation terminates for any reason, all shares that are not on the date of such termination vested in accordance with the terms of the Stock Grant Agreement shall be forfeited.

         As an additional incentive, on the Grant Date, the Corporation granted Mr. Reilly an incentive stock option to purchase 77,000 shares of the Corporation's Common Stock at an exercise price of Canadian $8.25 (US$5.57). Effective April 20, 2001, these options have become fully vested and exercisable pursuant to the Corporation's 1994 Stock Option Plan, as amended, due to the change in control of MFC.

         Mr. Reilly is also entitled to participate in a deferred compensation arrangement. Effective May 1, 2000, Mr. Reilly was credited with a Corporation contribution of $250,000. Mr. Reilly shall become vested in this account in accordance with the following schedule: 50% on the one-year anniversary of the effective date (May 1, 2000), 100% on the two-year anniversary of the effective date, provided that Mr. Reilly remains employed by the Corporation on each of said dates.

         In December 2000, the Corporation entered into Change in Control Employment Agreements (the "Agreements") with its corporate officers (hereinafter referred to as "key employees") including each of the Named Executive Officers listed in the Summary Compensation Table of this Proxy Statement. The Agreements are intended to provide for continuity of management in the event of a change in control of the Corporation or its parent, MFC. Under the terms of the Agreements, if, at any time within two years of a change in control, as defined in the Agreements, the key employees' position, salary, bonus, place of work, or Corporation-provided benefits are modified, or employment is terminated for any reason other than cause, as such term is defined in the Agreements, then the key employee is entitled to receive a severance payment. Such severance payment is equal to one to two times salary and, in most cases, the average of the bonuses received by the key employee for the prior two years.

         The Corporation has also implemented an Employee Retention Plan (the "Plan"). Under the terms of the Plan, in the event of a Change in Control, as defined in the Plan, each employee of the Company whose employment with the Company is terminated prior to November 15, 2001 will receive compensation income over a period which will be the greater of: (1) compensation income to November 15, 2001; or (2) one month of compensation income per year of service (to a maximum of 24 months).

         Effective April 20, 2001, Investors Group Inc. acquired 98.2% of the outstanding shares of MFC. The transaction has resulted in a change in control of MFC.

COMPENSATION OF DIRECTORS

         Messrs. Broadfoot and Carlson are the only salaried employees of the Corporation who are on the Corporation's Board of Directors. They receive no director fees. As employees of MFC, Messrs. Hunter and Lovatt also receive no director fees from the Corporation. All other directors receive an annual fee of $15,000, plus $1,000 for each meeting attended, for services as a director. The chairman of each committee of the Board of Directors receives an additional $3,000 each year for services as committee chairman.

INDEBTEDNESS OF DIRECTORS AND SENIOR OFFICERS

         During the last fiscal year and to date, no director or nominee for election as a director of the Corporation (or any associate of any such persons) was indebted to the Corporation or any of its subsidiaries or associates.

DIRECTORS' AND OFFICERS' INSURANCE

         During the fiscal year ended March 31, 2001, the Corporation purchased liability insurance for the directors and officers of the Corporation. An aggregate annual premium of U.S.$82,225 was paid by the Corporation for the policy period which began on July 22, 2000 and continued through April 20, 2001 (date of change in control of MFC). As of April 20, 2001, the Company obtained coverage under the Investors Group Integrated Risk Program. As of June 14, 2001, the Corporation obtained coverage through Chubb Insurance Company of Canada (the "Chubb policy"). The aggregate insurance coverage under the Chubb policy is limited to $10 million per policy year subject to a $250,000 retention payable by the Corporation. The Chubb policy period runs from June 14, 2001 to June 14, 2002 and is renewed annually. No part of this premium was paid by the directors or officers.

         Under the by-laws of the Corporation, the Corporation may indemnify the directors, officers and employees of the Corporation. The liability of a director, officer or employee for any claim in excess of the policy limit will be reduced to the extent of such indemnification by the Corporation.

SHAREHOLDER RETURN PERFORMANCE GRAPH

         The chart below compares the percentage change in the cumulative total shareholder return on the Corporation's Common Stock against the cumulative total return of the TSE 300 and the TSE Financial Services sector on a dividends reinvested basis for the period commencing December 13, 1996 (first trading day) and ending March 31, 2001.

                     COMPARISON OF CUMULATIVE TOTAL RETURN*
           AMONG MACKENZIE INVESTMENT MANAGEMENT INC., THE TSE 300 TRI
                       AND THE TSE FINANCIAL SERVICES TRI


                                [graph omitted]




                                                                                                           Compounded
                          Inception      Dec-96     Mar-97     Mar-98     Mar-99     Mar-00     Mar-01     Annual Growth
                          ---------      ------     ------     ------     ------     ------     ------     -------------
Mackenzie Investment          100          100       173        384        141        182         161           11.86%
Management Inc.
TSE Financial Services        100          100       108        181        157        149         208           18.75%
TSE 300                       100          100        99        130        116        168         137            7.63%

* $100 invested at the opening price on the first day of trading 12/13/1996 in stock or index - including reinvestment of dividends.

Please note that the compounded annual growth is over 3.25 years.

              The stock price performance shown on the graph above is not necessarily indicative of future price performance. Information used in the graph was obtained from Bloomberg, a source believed to be reliable; however, the Corporation is not responsible for any errors or omissions in such information.

NORMAL COURSE ISSUER BID

              The Corporation filed notice with the TSE to commence a normal course issuer bid to purchase, through the facilities of the TSE, up to 500,000 shares of the Corporation's Common Stock representing 2.7% of the issued and outstanding Common Stock at the date of the notice. The bid was approved by the TSE effective on July 24, 2000 and terminated on July 23, 2001. No shares were purchased by the Corporation during this bid period.

REPORT OF THE AUDIT, FINANCE AND RISK COMMITTEE

         Messrs. Dilworth, McKichan and Peers, each of whom is an independent director, are the members of the AFR Committee. In this report, the term "we" refers to the members of the AFR Committee.

         The Board of Directors has adopted a written charter for the AFR Committee. A copy of the charter is included as Exhibit A to this Proxy Statement. Our responsibility is one of oversight as set forth in the AFR charter. The Corporation's management is responsible for preparing its financial statements and for maintaining internal controls. The independent accountants are responsible for auditing the financial statements and expressing an opinion as to whether those audited financial statements fairly represent the financial position, results of operations and cash flows of the Corporation in conformity with generally accepted accounting principles in the United States of America.

         We have reviewed and discussed the Corporation's audited financial statements as of and for the year ended March 31, 2001 with management and with PricewaterhouseCoopers LLP, the Corporation's independent accountants.

         We have discussed with PricewaterhouseCoopers LLP the matters required by Statement on Auditing Standards No. 61, "Communication with Audit Committees," as amended.

         We have received from PricewaterhouseCoopers LLP the written statements required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," and have discussed with PricewaterhouseCoopers LLP its independence.

         Based on the review and discussions referred to above, we have recommended to the Board of Directors that the audited financial statements be included in the Corporation's Annual Report on Form 10-K for the year ended March 31, 2001.

                                           Audit, Finance and Risk Committee
                                           Alan J. Dilworth, Chairman
                                           Alasdair J. McKichan
                                           Michael R. Peers

ITEM 2: APPOINTMENT AND REMUNERATION OF AUDITORS

         Management proposes to nominate PricewaterhouseCoopers LLP, Independent Certified Public Accountants, the present auditors of the Corporation, as auditors of the Corporation to hold office until the close of the next annual meeting of shareholders. The fees to be paid to the auditors are negotiated with the auditors. Such fees have been based upon the complexity of the matters in question and the time expended by the auditors.

Management believes that the fees negotiated in the past with the auditors of the Corporation have been reasonable under the circumstances and would be comparable to fees charged by auditors providing similar services.

         The following table shows fees for services provided by PricewaterhouseCoopers LLP during the Corporation's fiscal year ended March 31, 2001. The information in the column "Audit Fees" shows the fees for the audit of the consolidated financial statements of the Corporation for fiscal year 2001, and the review of the consolidated financial statements included in the Corporation's Form 10-Q, filed quarterly by the Corporation. The information in the "All Other Fees" shows the aggregate amount of all other fees paid to PricewaterhouseCoopers LLP by the Corporation, during fiscal year 2001. The AFR Committee has generally considered whether PricewaterhouseCoopers LLP's receipt of non-audit fees from the Corporation is compatible with maintaining PricewaterhouseCoopers LLP's independence.

                       Audit Fees billed through
     Audit Fees              March 31, 2001         All Other Fees
     ----------        -------------------------    --------------

       $90,950                  $48,200                $182,978

         The Corporation expects that representatives of PricewaterhouseCoopers LLP will be present at the Meeting. They will have an opportunity to make a statement if they desire to do so and will also be available to respond to appropriate questions from stockholders.

         On any ballot relating to the appointment and remuneration of auditors, the shares represented by proxies in favor of management nominees will be voted for the appointment of PricewaterhouseCoopers LLP as auditors of the Corporation, and the authorization of the directors to fix the auditors' remuneration, unless a shareholder has specified by proxy that the shares are to be withheld from voting on that ballot.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPOINTMENT.


OTHER BUSINESS

         Management does not know of any matters to be brought before the Meeting other than the matters listed in the Notice of Meeting. If other matters are properly brought before the Meeting, the persons named in the enclosed form of proxy intend to vote the shares represented thereby in accordance with their best judgement.

                                VOTING PROCEDURES

ENTITLEMENT TO VOTE

         The authorized capital of the Corporation consists of 100,000,000 shares of Common Stock, of which 18,741,800 were issued and outstanding as of July 20, 2001. Each share of Common Stock carries one vote in respect of each matter to be voted upon at the Meeting. Registered shareholders at the close of business on August 8th, 2001 are entitled to vote at the Meeting. If a shareholder has transferred any shares of Common Stock after that date and the transferee of the shares establishes proper ownership and demands not later than ten days before the Meeting that the transferee's name be included in the list of shareholders entitled to vote at the Meeting, the transferee will be permitted to vote the transferred shares at the Meeting.

QUORUM

         In order for the Meeting to be duly constituted for the transaction of business, the holders of a majority of the issued shares of Common Stock of the Corporation must be present in person or represented by proxy. For purposes of determining the presence of a quorum for transacting business at a Meeting, abstentions and broker "non-votes" will be treated as shares that are present but which have not been voted. Broker non-votes are proxies received by the Corporation from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, shareholders are urged to forward their voting instructions promptly.

APPROVAL OF RESOLUTIONS

ELECTION OF DIRECTORS

         For the election of directors, a plurality of the votes cast in person or by proxy at the Meeting is required (i.e., the nominees receiving the greatest number of votes will be elected). Only shares of Common Stock that are voted in favor of a particular nominee will be counted toward such nominee's achievement of a plurality. Abstentions and broker non-votes will not be counted in favor of, but will have no other effect on a nominee's achievement of a plurality.

OTHER MATTERS

         All other matters to be voted upon at the Meeting will not be effective unless they are approved by the holders of at least a majority of the outstanding shares of Common Stock of the Corporation entitled to vote. Abstentions will have the effect as votes

AGAINST these matters, since they are not affirmative votes for these matters. Broker non-votes will have no effect on whether or not a majority vote is achieved for these matters.

         If, to the knowledge of the Chairman of the Meeting, proxies required to be withheld from voting or voted against any matter to be considered at the Meeting total less than 5% of the proxies to be voted on that matter, the Chairman may conduct the vote on that matter by a show of hands. Any shareholder or proxyholder present at the Meeting may request that the voting on any matter be conducted by ballot, after a show of hands vote.

VOTING BY PROXY

         The form of proxy forwarded to shareholders with the notice of meeting confers discretionary authority upon the proxy nominees with respect to amendments or variations to matters identified in the notice of meeting or other matters which may properly come before the Meeting.

         The form of proxy affords the shareholder an opportunity to specify that the shares of Common Stock registered in the shareholder's name shall be voted for or withheld from voting in respect of each of the following matters:
(i) the election of directors; and (ii) the appointment and remuneration of auditors. On any ballot, the shares represented by proxies in favor of management nominees will be voted for, withheld from voting or voted against those matters in the manner specified by each shareholder.

         In respect of proxies in which the shareholders have not specified that the proxy nominees are required to vote for or withhold from voting in respect of the election of directors and the appointment and remuneration of auditors, the shares represented by proxies in favor of management nominees will be voted FOR each of these matters.

         Management knows of no matter to come before the Meeting other than the matters referred to in the notice of meeting. However, if any other matters which are not now known to management should properly come before the Meeting, the shares represented by proxies in favor of management nominees will be voted on such matters in accordance with the best judgment of the proxy nominee.

PROXY VOTING BY NON-REGISTERED SHAREHOLDERS

         The Corporation has distributed copies of the notice of meeting, this Proxy Statement, the form of proxy and its annual report for the year ended March 31, 2001 to intermediaries such as clearing agencies, securities dealers, banks and trust companies or their nominees for reforwarding to non-registered shareholders of the Corporation whose shares are held by or in the custody of the intermediaries. Intermediaries are required to forward the documents to non-registered shareholders. The solicitation of proxies from non-registered shareholders will be carried out by the intermediaries, or by the Corporation if the names and addresses of non-registered shareholders are provided by the intermediaries.

         Non-registered shareholders who wish to file proxies should follow the directions of their intermediary with respect to the procedure to be followed. Generally, non-registered shareholders will either:

         (a) be provided with a form of proxy executed by the intermediary, as the registered shareholder, but otherwise uncompleted and the non-registered shareholder may complete the proxy and return it directly to the Corporation's transfer agent; or

         (b) be provided with a request from the intermediary for voting instructions and the intermediary, as the registered shareholder, then must send to the Corporation's transfer agent an executed form of proxy completed in accordance with any voting instructions received by it from the non-registered shareholder and may not vote in the event that no instructions are received.

REVOCATION OF PROXIES

         Proxies given by shareholders for use at the Meeting may be revoked at any time prior to their use. In addition to revocation in any other manner permitted by law, a proxy may be revoked by (i) an instrument in writing executed by the shareholder or by the shareholder's attorney authorized in writing or, if the shareholder is a corporation, under its corporate seal or by an officer or attorney of the Corporation duly authorized, and deposited either at the head office of the Corporation at any time up to and including the last business day preceding the day of the Meeting, or any adjournment date, at which the proxy is to be used, or with the Chairman on the day of the Meeting, or adjournment date, and upon either of such deposits the proxy is revoked; or (ii) attending the Annual Meeting and voting in person.

         A non-registered shareholder may revoke voting instructions (or a waiver of the right to receive materials and to vote) given to an intermediary at any time by written notice to the intermediary. An intermediary is not required to act on a revocation of voting instructions that is not received by the intermediary at least seven days before the Meeting.

DEADLINE FOR SUBMISSION OF STOCKHOLDER PROPOSALS

              Proposals of stockholders intended to be presented at the 2002 Annual and Special Meeting of Stockholders must be received no later than the close of business on May 9, 2002 at the Corporation's principal executive offices in order to be included in the

Corporation's Proxy Statement for that meeting. Any such proposal must comply with the rules and regulations of the SEC.

SECTION 16(a) BENEFICIAL OWNERSHIP COMPLIANCE

         Section 16(a) of the Exchange Act requires the Corporation's directors, executive officers and holders of more than 10% of the Corporation's Common Stock (collectively, "Reporting Persons") to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock of the Corporation. Such persons are required by regulations of the SEC to furnish the Corporation with copies of all such filings. Based upon its review of the copies of such filings received by it with respect to the fiscal year ended March 31, 2001 and written representations from certain Reporting Persons, the Corporation believes that all Reporting Persons complied with all Section 16(a) filing requirements in the fiscal year ended March 31, 2001.

CERTIFICATE

         The contents of this circular and its distribution have been approved by the Board of Directors of the Corporation.

                                    [Neil Lovatt]

                                    NEIL LOVATT
                                    Chairman

July 20, 2001

                                                                       EXHIBIT A

                      MACKENZIE INVESTMENT MANAGEMENT INC.

           AUDIT, FINANCE AND RISK COMMITTEE OF THE BOARD OF DIRECTORS

                          AMENDED AND RESTATED CHARTER

I        PURPOSE

The primary function of the Audit, Finance and Risk Committee ("the Committee") is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing: the financial reports and other financial information provided by the Corporation to any governmental body or the public; the Corporation's systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established; and the Corporation's auditing, accounting and financial reporting processes generally. Consistent with this function, the Committee should encourage continuous improvement of, and should foster adherence to, the corporation's policies, procedures and practices at all levels. The Committee's primary duties and responsibilities are to:

o Serve as an independent and objective party to monitor the Corporation's financial reporting process and internal control system.

o        Review the audit efforts of the Corporation's independent accountants.

o Provide an open avenue of communication among the independent accountants, financial and senior management and the Board of Directors.

The Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section IV of this Charter.

II       COMPOSITION

The Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent directors, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgement as a member of the Committee. All members of the Committee shall have a working familiarity with basic finance and accounting practices, including the ability to read and understand fundamental financial statements including balance sheets, income statements and cash flow statements. At least one member of the Committee shall have accounting or related financial management expertise or professional certification in accounting.

The members of the Committee shall be elected by the Board at the annual organizational meeting of the Board or until their successors shall be duly elected and qualified. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

III      MEETINGS

The Committee shall meet at least four times annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the Committee shall meet periodically with management and the independent accountants in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately. In addition, the Committee or at least its Chair shall meet with the independent accountants and management quarterly to review the Corporation's financial statements consistent with IV.4 below.

IV       RESPONSIBILITIES AND DUTIES

To fulfill its responsibilities and duties the Committee shall:

EFFECTIVE MANAGEMENT OF RISKS

1. Review management's assessment of principal financial risks and satisfy itself that management has appropriate risk management systems for the Corporation that reflect a proper balance between risks incurred and potential returns.

2.       Consider the adequacy of the Corporation's insurance coverage.


FINANCIAL REPORTING

1. Review with management and the independent accountants the organization's annual financial statements and the Management Discussion and Analysis section of the Corporation's Annual Report to Shareholders. Review any certification, report, opinion, or review rendered by the independent accountants, including the matters outlined in Statement of Auditing Standards No. 61 as amended. Recommend to Board for approval where necessary.

2. Review auditor reports and management letters relating to the Corporation.

3. Review significant communications between the Corporation and regulators.

4. Review with the Corporation's financial management and the independent accountants all interim financial statements prior to filing or release to the public. The Chair of the Committee may represent the entire Committee for purposes of this review.

5. Review for discussion with the Board all prospectus and annual information filings of the Corporation.

6. Satisfy itself annually that all significant related party transactions are approved by the Board.

7. Review with management and the independent accountants significant matters arising in the preparation of the annual financial statements, including any matters required to be communicated to the Committee under generally accepted auditing standards, and assess whether the financial statements reflect appropriate accounting policies.

8. Consider management's and the independent accountants' judgements about the quality and appropriateness of the Corporation's accounting principles as applied in its financial reporting.

9. Consider and approve, if appropriate, major changes to the Corporation's accounting principles and practices as suggested by management and the independent accountants.

10. Review the appointments and replacements of the CFO and other key executives with financial reporting responsibilities.

11. Review with the independent accountants their reasoning in accepting or questioning significant estimates by management in connection with the preparation of the financial statements.

12. Review and approve the report required by the rules of the Securities and Exchange Commission to be included in the Corporation's annual proxy statement.


MAINTENANCE OF AN EFFECTIVE, EFFICIENT AND INDEPENDENT AUDIT

1. Recommend to the Board of Directors the selection of the independent accountants, which firm is ultimately accountable to the Committee and the Board, considering independence and effectiveness. Review the performance of the independent accountants and approve any proposed discharge and replacement of the independent accountants.

2. Review and approve the scope of services, level of responsibility, and fees and other compensation to be paid to the independent accountants.

3. On an annual basis, the Committee should review and discuss with the accountants all significant relationships the accountants have with the Corporation to determine the accountants' independence, and request from the accountants a written statement delineating all relationships between the independent accountants and the Corporation, consistent with Independence Standards Board Standard 1.

4. Review separately with each of management and the independent accountants any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information, and any significant disagreement among management and the independent accountants in connection with the preparation of the financial statements.

ETHICAL AND LEGAL COMPLIANCE

1. Review annually management's compliance with the Corporation's Business Conduct Policy and its compliance with laws and regulations which relate to the mandate of this committee.

2. Review, with the organization's counsel, legal compliance matters and any legal matter that could have a significant impact on the organization's financial condition.

OTHER

1. Perform any other activities consistent with this Charter, the Corporation's by-laws and governing law, as the Committee or the Board deems necessary or appropriate.

2. Review this Charter periodically, at least annually, and update as conditions dictate.

3. Report through its Chairperson to the Board following meetings of the Committee.

4.       Maintain minutes of meetings and activities of the Committee.


The Committee is responsible for the duties set forth in this charter but is not responsible for either the preparation of the financial statements or the auditing of the financial statements. Management has the responsibility for preparing the financial statements and implementing internal controls, and the independent accountants have the responsibility for auditing the financial statements and monitoring the effectiveness of the internal controls as contemplated by the audit of the financial statements. The review of the financial statements by the Committee is not of the same scope as the audit performed by the independent accountants. In carrying out its responsibilities, the Committee will need to rely upon information it receives from others. The Committee believes its policies and procedures should remain flexible in order to best react to a changing environment.

Approved on September 7, 2000

                      MACKENZIE INVESTMENT MANAGEMENT INC.
                                    P R O X Y

            FOR USE AT THE ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS

                               SEPTEMBER 13, 2001

The undersigned shareholder of MACKENZIE INVESTMENT MANAGEMENT INC. (the "Corporation") hereby appoints Keith J. Carlson, the President of the Corporation, or if he is not present at the meeting, Neil Lovatt, Chairman of the Corporation, or, instead of either of these persons,________________________
________________________________________________________________________________
as my proxyholder, with full power of substitution, to attend and act for and on my behalf at THE ANNUAL AND SPECIAL MEETING OF THE SHAREHOLDERS OF THE CORPORATION TO BE HELD ON THURSDAY, THE 13TH DAY OF SEPTEMBER, 2001, and at any adjournment(s) of the meeting, to the same extent and with the same power as if I was personally present.

My proxyholder is specifically directed to vote as indicated below (Notes 1&2):

1. Vote For all nominees listed below     [ ] or Withhold Authority to vote for
                                              all of the nominees listed below
           [ ] or Withhold from Voting    [ ] in the election of directors.

         NOMINEES:   James W. Broadfoot III, Alan J. Dilworth, James L. Hunter,
                     Keith J. Carlson, Neil Lovatt, Alasdair J. McKichan, Allan
                     S. Mostoff, and Michael R. Peers

         (Instruction: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)



-------------------------------------------------------------------------------



2. Vote For [ ] or Withhold from Voting [ ] in the appointment of auditors and the authorization of the directors to fix the remuneration of the auditors.


If any amendments or other matters are proposed at the meeting or any adjournment(s) this proxy confers discretionary authority on my proxyholder to vote on such amendments or other matters.

DATED the _______________________________ day  of _______________________, 2001.



---------------------------------             ----------------------------------
Signature of Shareholder (Note 3)             Name of Shareholder (Please print)

NOTES:

1. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE CORPORATION. SHAREHOLDERS HAVE THE RIGHT TO APPOINT A PERSON OTHER THAN THE DESIGNATED MANAGEMENT PROXYHOLDERS BY INSERTING THE NAME OF THEIR NOMINEE IN THE BLANK SPACE PROVIDED FOR THAT PURPOSE ABOVE.
2. IF YOU DO NOT PROVIDE VOTING INSTRUCTIONS ON ANY OF THE ITEMS LISTED ABOVE YOUR MANAGEMENT PROXYHOLDER WILL VOTE THE SHARES REPRESENTED BY THIS PROXY FOR SUCH MATTERS.
3. THIS PROXY FORM MUST BE SIGNED AND DATED BY THE REGISTERED SHAREHOLDER OR BY THE SHAREHOLDER'S ATTORNEY AUTHORIZED IN WRITING. IF THE SHAREHOLDER IS A CORPORATION, THE PROXY MUST BE SIGNED AND DATED BY A DULY AUTHORIZED OFFICER OR ATTORNEY OF THE CORPORATION. IF THE PROXY FORM IS NOT DATED IN THE SPACE PROVIDED, IT IS DEEMED TO BE DATED ON THE DATE ON WHICH IT IS MAILED.